ESCROW AGREEMENT (PUBLIC OFFERING)

AGREEMENT made this 28 day of May, 2007 by and among The Millennium Group Worldwide,

Inc., whose address is: 2825 North 10th Street, St. Augustine, Florida 32084, (the "lssuer") and Miami

Escrow Services, Inc., whose address is: 2520 SW 22nd Street, Suite 2-143, Coral Gables, Florida 33145,

(the "Escrow Agent").

WITNESSETH:

WHEREAS, the lssuer has filed with the Securities and Exchange Commission (the

"Commission") a registration statement (the "Registration Statement") covering a proposed public offering of its securities as described on the information Sheet;

WHEREAS the lssuer proposes to offer the Securities for sale to the public with respect to the

Minimum Securities Amount and Minimum Dollar Amount and at the price per share or other unit all as set forth on the information Sheet;

WHEREAS the lssuer proposes to establish an .escrow account (the "Escrow Account"), to which subscription monies which are received by the Escrow Agent and the Escrow Agent is willing to establish the Escrow Account on the terms and subject to the conditions hereinafter set forth; and

WHEREAS, the Escrow Agent will establish a bank account (the "Bank Account") at an FDlC insured financial institution located in the State of Florida into which the subscription monies received by the Escrow Agent are to be deposited to the Escrow Account;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained,

the parties hereto hereby agree as follows:

1.

 Information Sheet. Each capitalized term not otherwise defined in this Agreement shall have the meaning set forth for such term on the information sheet which is attached to this Agreement and is incorporated by reference herein and made a part hereof (the "information Sheet").

2.

 Establishment of the Bank Account.

      2.1  The Escrow Agent shall establish a non-interest-bearing bank account at an FDlC insured financial institution located in the State of Florida selected by the Escrow Agent, and bearing the designation set forth on the Information Sheet (heretofore defined as the "Bank Account"). The purpose of the Bank Account is for (a) the deposit of all subscription monies (checks, cash or wire transfers) which are received by the Escrow Agent from prospective purchasers of the Securities, (b) the holding of amounts of subscription monies which are collected through the banking system, and (c) the disbursement of collected funds, all as described herein.

     2.2  On or before the date of the initial deposit in the Bank Account pursuant to this Agreement,

the lssuer shall notify the Escrow Agent in writing of the effective date of the Registration Statement (The

"Effective Date"), and the Escrow Agent shall not be required to accept any amounts for credit to the

Escrow Account or for deposit in the Bank Account prior to its receipt of such notification.

     2.3  The Offering Period, which shall be deemed to commence on the Effective Date, shall consist of the number of calendar days or business days set forth on the information Sheet. The Offering

Period shall be extended by an Extension Period only if the Escrow Agent shall have received written notice thereof at least five (5) business days prior to the expiration of the Offering Period. The Extension

Period, which shall be deemed to commence the next calendar day following the expiration of the

Offering Period, shall consist of the number of calendar days or business days set forth on the information Sheet. The last day of the Offering Period, or the last day of the Extension Period (if the

Escrow Agent has received written notice thereof as hereinabove provided), is referred to herein as the

"Termination Date". Except as provided in Section 4.3 hereof, after the Termination Date the lssuer shall not deposit, and the Escrow Agent shall not accept, any additional amounts representing payments by prospective purchasers.

3. Deposits to the Bank Account.

     3.1  Upon the Escrow Agent's receipt of such monies, they shall be credited to the Escrow

Account. All checks delivered to the Escrow Agent shall be made payable to "Miami Escrow Services,

Inc., as Escrow Agent for the offering by the Issuer". Any check payable other than to the Escrow Agent as required hereby shall be returned to the prospective purchaser, or if the Escrow Agent has insufficient information to do so, then to the lssuer (together with any Subscription Information, as defined below or other documents delivered therewith) as soon as practicable following receipt of such check by the

Escrow Agent, and such check shall be deemed not to have been delivered to the Escrow Agent pursuant to the terms of this Agreement.

     3.2  Promptly after receiving subscription monies as described in Section 3.1, the Escrow Agent shall deposit the same into the Bank Account. Amounts of monies so deposited are hereinafter referred to as "Escrow Amounts". Simultaneously with each deposit to the Escrow Account or the Issuer, shall inform the Escrow Agent in writing of the name and address of the prospective purchaser, the amount of

Securities subscribed for by such purchaser, and the aggregate dollar amount of such subscription

(collectively, the "Subscription Information").

     3.3  The Escrow Agent shall not be required to accept for credit to the Escrow Account or for deposit into the Bank Account checks which are not accompanied by the appropriate Subscription

Information. Wire transfers representing payments by prospective purchasers shall not be deemed deposited in the Escrow Account until the Escrow Agent has received in writing the Subscription information required with respect to such payments.

      3.4  The Escrow Agent shall not be required to accept in the Escrow Account any amounts representing payments by prospective purchasers, whether by check, or wire, except during the Escrow

Agent's regular business hours.

     3.5  Only those Escrow Amounts, which have been deposited in the Bank Account and which have cleared the banking system and have been collected by the Escrow Agent, are herein referred to as the "Fund".

     3.6  If the proposed offering is terminated before the Termination Date, the Escrow Agent shall refund any portion of the Fund prior to disbursement of the Fund in accordance with Article 4 hereof upon instructions in writing signed by the Issuer.

4. Disbursement from the Bank Account.

     4.1 Subject to Section 4.3 below, if by the close of regular banking hours on the Termination

Date the Escrow Agent determines that the amount in the Fund is less than the Minimum Dollar Amount or the Minimum Securities Amount, as indicated by the Subscription information submitted to the Escrow

Agent, then in either such case, the Escrow Agent shall promptly refund to each prospective purchaser the amount of payment received from such purchaser which is then held in the fund or which thereafter clears the banking system, without interest thereon or deduction therefrom, by drawing checks on the  I

Bank Account for the amounts of such payments and transmitting them to the purchasers. In such event,

the Escrow Agent shall promptly notify the lssuer of its distribution of the Fund.

     4.2  Subject to Section 4.3 below, if at any time up to the close of regular banking hours on the

Termination Date, the Escrow Agent determines that the amount in the Fund is at least equal to the

Minimum Dollar Amount and represents the sale of not less than the Minimum Securities Amount, the

Escrow Agent shall promptly notify the lssuer of such fact in writing. The Escrow Agent shall promptly disburse the Fund, by drawing checks on the Bank Account in accordance with instructions in writing signed by both the lssuer as to the disbursement of the Fund, promptly after it receives such instructions.

     4.3  [This provision applies only if a Collection Period has been provided for by the appropriate indication on the information Sheet.] If the Escrow Agent has on hand at the close of business on the

Termination Date any uncollected amounts which when added to the fund would raise the amount in the

Fund to the Minimum Dollar Amount, and result in the Fund representing the sale of the Minimum

Securities Amount, the Collection Period (consisting of the number of business days set forth on the information Sheet) shall be utilized to allow such uncollected amounts to clear the banking system.

During the Collection Period the Issuer shall not deposit, and the Escrow Agent shall not accept, any additional amounts; provided, however, that such amounts as were received by the lssuer by the close of

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business on the Termination Date may be deposited with the Escrow Agent by noon of the next business day following the Termination Date. If at the close of business on the last day of the Collection Period an amount sufficient to raise the amount in the fund to the Minimum Dollar Amount and which would result in the fund representing the sale of the Minimum Securities Amount shall not have cleared the banking system, the Escrow Agent shall promptly notify the lssuer in writing of such fact and shall promptly return all amounts then in the fund, and any amounts which thereafter clear the banking system, to the prospective purchasers as provided in Section 4.2 hereof.

     4.4  Upon disbursement of the Fund pursuant to the terms of this Article 4, the Escrow Agent shall be relieved of all further obligations and released from all liability under this Agreement. It is expressly agreed and understood that in no event shall the aggregate amount of payments made by the

Escrow Agent exceed the amount of the Fund.

     5.  Rights, Duties and Responsibilities of Escrow Agent. It is understood and agreed that the duties of the Escrow Agent are purely ministerial in nature, and that:

     5.1  the Escrow Agent shall notify the lssuer of the Escrow Amounts which have been deposited in the Bank Account and of the amounts, constituting the Fund, which have cleared the banking system and have been collected by the Escrow Agent.

     5.2  The Escrow Agent shall not be required to accept from the lssuer any Subscription information pertaining to prospective purchasers unless such Subscription information is accompanied by checks or wire transfers meeting the requirements of Section 3.1, nor shall the Escrow Agent be required to keep records of any information with respect to payments deposited by the lssuer except as to the amount of such payments; however, the Escrow Agent shall notify the lssuer within a reasonable time of any discrepancy between the amount set forth in any Subscription information and the amount delivered to the Escrow Agent therewith. Such amount need not be accepted for deposit in the Escrow Account until such discrepancy has been resolved.

     5.3  The Escrow Agent shall be under no duty or responsibility to enforce collection of any check delivered to it hereunder. The Escrow Agent, within a reasonable time, shall return to the

Subscriber any check received which is dishonored, together with the Subscription Information, if any,

which accompanied such check.

     5.5  The Escrow Agent shall be entitled to rely upon the accuracy, act in reliance upon the contents, and assume the genuineness of any notice, instruction, certificate, signature, instrument or other document which is given to the Escrow Agent pursuant to this Agreement without the necessity of the Escrow Agent verifying the truth or accuracy thereof. The Escrow Agent shall not be obligated to make any inquiry as to the authority, capacity, existence or identity of any person purporting to give any such notice or instructions or to execute any such certificate, instrument or other document.

     5.6  If the Escrow Agent is uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Bank Account, the Escrow Amounts of the Fund which, in its sole determination, are in conflict either with other instructions received by it or with any provision of this

Agreement, it shall be entitled to hold the Escrow Amounts, the fund, or a portion thereof, in the Bank

Account pending the resolution of such uncertainty to the Escrow Agent's sole satisfaction, by final judgment of a court or courts of competent jurisdiction or otherwise; or the Escrow Agent, at its sole option, may deposit the fund (and any other Escrow Amounts that thereafter become part of the fund)

with the Clerk of a court of competent jurisdiction in a proceeding to which all parties in interest are joined.

Upon the deposit by the Escrow Agent of the Fund with the Clerk of any court, the Escrow Agent shall be relieved of all further obligations and released from all liability hereunder.

     5.7  The Escrow Agent shall not be liable for any action taken or omitted hereunder, or for the misconduct of any employee, agent or attorney appointed by it, except in the case of willful misconduct or gross negligence. The Escrow Agent shall be entitled to consult with counsel of its own choosing and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

     5.8  The Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Escrow Amounts, the fund or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the fund or any part thereof.

6.      Amendment; Resignation. This Agreement may be altered or amended only with the written consent of the lssuer and the Escrow Agent. The Escrow Agent may resign for any reason upon three (3) business days' written notice to the Issuer. Should the Escrow Agent resign as herein provided,

it shall not be required to accept any deposit, make any disbursement or otherwise dispose of the Escrow

Amounts or the Fund, but its only duty shall be to hold the Escrow Amounts until they clear the banking system and the Fund for a period of not more than five (5) business days following the effective date of such resignation, at which time (a) if a successor escrow agent shall have been appointed and written notice thereof (including the name and address of such successor escrow agent) shall have been given to the resigning Escrow Agent by the lssuer and such successor Escrow Agent, then the resigning Escrow

Agent shall pay over to the successor escrow agent the Fund, less any portion thereof previously paid out in accordance with this Agreement; or (b) if the resigning Escrow Agent shall not have received written notice signed by the lssuer and a successor escrow agent, then the resigning Escrow Agent shall promptly refund the amount in the Fund to each prospective purchaser, without interest thereon or deduction therefrom, and the resigning Escrow Agent shall promptly notify the lssuer in writing of its liquidation and distribution of the fund; whereupon, in either case, the Escrow Agent shall be relived of all further obligations and released from all liability under this Agreement. Without limiting the provisions of

Section 8 hereof, the resigning Escrow Agent shall be entitled to be reimbursed by the lssuer for any expenses incurred in connection with its resignation, transfer of the Fund to a successor escrow agent or distribution of the fund pursuant to this Section 6.

7.      Representations and Warranties. The Issuer hereby jointly and severally represent and warrant to the Escrow Agent that:

     7.1 No party other than the parties hereto and the prospective purchasers have, or shall have,

any line, claim or security interest in the Escrow Amounts or the fund or any part thereof.

     7.2 No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Amounts or the fund or any part thereof.

     7.3 The Subscription information submitted with each deposit shall, at the time of submission and at the time of the disbursement of the Fund, be deemed a representation and warranty that such deposit represents a bona fide payment by the purchaser described therein for the amount of Securities set forth in such Subscription Information.

     7.4 All of the information contained in the information Sheet is, as of the date hereof, and will be, at the time of any disbursement of the Fund, true and correct.

8.

Fees and Expenses. The Escrow Agent shall be entitled to the Escrow Agent Fees set forth on the information Sheet, payable as and when stated therein. In addition, the lssuer agrees to reimburse the Escrow Agent for any reasonable expenses incurred in connection with this Agreement,

including, but not limited to, reasonable counsel fees. Upon receipt of the Minimum Dollar Amount, the

Escrow Agent shall have a lien upon the Fund to the extent of its fees for services as Escrow Agent.

9.

Indemnification and Contribution.

     9.1 The lssuer referred to as the "lndemnitor” agrees to indemnify the Escrow Agent and its officers, directors, employees, agents and shareholders (collectively referred to as the "lndemnitees")

against, and hold them harmless of and from, any and all loss, liability, cost, damage and expense,

including without limitation, reasonable counsel fees, which the lndemnitees may suffer or incur by reason of any action, claim or proceeding brought against the lndemnitees arising out of or relating in any way to this Agreement or any transaction to which this Agreement relates, unless such action, claim or proceeding is the result of the willful misconduct or gross negligence of the indemnitees.

     9.2 If the indemnification provided for in Section 9.1 is applicable, but for reason is held to be unavailable, the lndemnitor shall contribute such amounts as are just and equitable to pay, or to reimburse the Indemnities for, the aggregate of any and all losses, liabilities, costs, damages and expenses, including counsel fees, actually incurred by the lndemnitees as a result of or in connection with, and any amount paid in settlement of, any action, claim or proceeding arising out of or relating in any way to any actions or omissions of the Indemnitor.

     9.3 The provisions of this Article 9 shall survive any termination of this Agreement, whether by disbursement of the Fund, resignation of the Escrow Agent or otherwise.

     10.    Governing Law and Assignment. This Agreement shall be construed in accordance with and governed by the laws of the State of Florida and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that any assignment or transfer by any party of its rights under this Agreement or with respect to the Escrow Amounts or the Fund shall be void as against the Escrow Agent unless (a) written notice thereof shall be given to the Escrow Agent; and (b) the Escrow

Agent shall have consented in writing to such assignment or transfer.

     11.   Notices. All notices required to be given in connection with this Agreement shall be sent by registered or certified mail, return receipt requested, or by hand delivery with receipt acknowledged, or by the Express Mail service offered by the United States Post Office, and addressed, if to the Issuer at their respective address set forth on the Information Sheet, and if to the Escrow Agent, at its address set forth above.

     12.

   Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be determined to be invalid or unenforceable, the remaining provisions of this

Agreement or the application of such provision to persons of circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

     13.    Execution in Several Counterparts. This Agreement may not be executed in several counterparts or by separate instruments, all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

   14.      Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings

(written or oral) of the parties in connection therewith.

     IN WITNESS THEREOF, the undersigned have executed this Agreement as of the day and year first above written.

Signed, sealed and delivered

ISSUER:

in the presence of:

THE MILLENNIUM GROUP WORLDWIDE, INC

_____________________________

By:_____________________________

Print Name:____________________

Print Name:______________________

Title:____________________________

______________________________

Print Name:_____________________

(ESCROW AGENT3 SIGNATURE ON THE FOLLOWING PAGE)

ESCROW AGENT:

ESCROW AGREEMENT INFORMATION SHEET

1.

The lssuer

Name: The Millennium Group Worldwide, Inc.

Address: 2825 North 10th street, St. Augustine, Florida 32084

State of Incorporation of Organization: Florida

2.

The Securities

Description of the securities to be offered (e.g., shares of or warrants for common stock, debentures, units consisting share and warrants, etc.)________________________________________________________

____________________________________________________________________________________

Par value, if any _________________________________________________________________

Offering price per share/unit/other ___________________________________________________

3.

Minimum Amounts Required for Disbursement of the Escrow Account

Aggregate dollar amount which must be collected before the Escrow Account may be disbursed to the lssuer

("Minimum Dollar Amount")

$3,000,000.00

Total amount of securities which must be subscribed for before the Escrow Account may be disbursed to the Issuer ("Minimum Securities Amount")

$3,000,000.00

4.

Plan of Distribution of the Securities

Offering Period:

calendar/business days

Extension Period, if any;

calendar/business days

Collection Period, if any 10

business days

5.

Title of Escrow Account:

Miami Escrow Services, Inc.

Escrow Agent for the offering by: The Millennium Group Worldwide, Inc.

6. Professional Accounting Fees

$10,000.00 based on approximately 500 subscribers plus out of pocket costs subject to adjustment if more than 500 subscribers. Out of pocket costs incurred by the Escrow Agent including postage and stationery.